                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 1996



                       GE CAPITAL MORTGAGE SERVICES, INC.
                   (as Seller and Servicer under Pooling and
                  Servicing Agreements each providing for the
          issuance of a Series of Mortgage Pass-Through Certificates)


                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
             (formerly known as Travelers Mortgage Services, Inc.) (Exact name of registrant as specified in its charter)


        New Jersey             33-5042              21-0627285
        ----------             -------              ----------
      (State or Other        (Commission          (I.R.S. Employer
      Jurisdiction of        File Number)        Identification No.)
      Incorporation)



           Three Executive Campus
           Cherry Hill, New Jersey             08002
           -----------------------             -----
           (Address of Principal             (Zip Code)
            Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events

     On November 25, 1996 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series             Distribution on Series
------             ----------------------

Series 1996-01            $2,119,841.96
                        ---------------
Series 1996-02            $3,923,565.24
                        ---------------
Series 1996-03            $3,725,345.80
                        ---------------
Series 1996-05            $4,179,513.46
                        ---------------
Series 1996-04            $4,448,317.46
                        ---------------
Series 1996-07            $4,032,722.11
                        ---------------
Series 1996-HE-1          $3,339,914.46
                        ---------------
Series 1996-06            $3,434,543.14
                        ---------------
Series 1996-08            $4,088,996.61
                        ---------------
Series 1996-10            $1,201,332.93
                        ---------------
Series 1996-9             $4,899,549.92
                        ---------------
Series 1996-HE-2          $2,140,871.41
                        ---------------
Series 1996-11            $2,754,467.04
                        ---------------
Series 1996-12            $1,516,375.37
                        ---------------
Series 1996-13            $5,318,096.98
                        ---------------
Series 1996-14            $6,719,251.87
                        ---------------
Series 1996-HE-3          $1,798,768.19
                        ---------------
Series 1996-15            $2,137,427.37
                        ---------------
Series 1993-16            $6,493,494.19
                        ---------------
Series 1994-04            $3,698,072.45
                        ---------------
Series 1994-05            $4,224,089.74

                        ---------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Monthly Statement" or "Distribution Date Statement" filed as part of this Report.

Series                  Exhibit No.         Description
------                  -----------         -----------

Series 1996-01             99.1            Servicer's Certificate
                           99.2            Monthly Statement

Series 1996-02             99.3            Servicer's Certificate
                           99.4            Monthly Statement

Series 1996-03             99.5            Servicer's Certificate
                           99.6            Monthly Statement

Series 1996-05             99.7            Servicer's Certificate
                           99.8            Monthly Statement

Series 1996-04             99.9            Servicer's Certificate
                           99.10           Monthly Statement

Series 1996-07             99.11           Servicer's Certificate
                           99.12           Monthly Statement

Series 1996-HE-1           99.13           Servicer's Certificate
                           99.14           Distribution Date Statement

Series 1996-06             99.15           Servicer's Certificate
                           99.16           Monthly Statement

Series 1996-08             99.17           Servicer's Certificate
                           99.18           Monthly Statement

Series 1996-10             99.19           Servicer's Certificate
                           99.20           Monthly Statement

Series 1996-9              99.21           Servicer's Certificate
                           99.22           Monthly Statement

Series 1996-HE-2           99.23           Servicer's Certificate
                           99.24           Distribution Date Statement

Series 1996-11             99.25           Servicer's Certificate
                           99.26           Monthly Statement

Series 1996-12             99.27           Servicer's Certificate
                           99.28           Monthly Statement

Series 1996-13             99.29           Servicer's Certificate
                           99.30           Monthly Statement

Series 1996-14             99.31           Servicer's Certificate
                           99.32           Monthly Statement

Series 1996-HE-3           99.33           Servicer's Certificate
                           99.34           Distribution Date Statement

Series 1996-15             99.35           Servicer's Certificate
                           99.36           Monthly Statement

Series 1993-16             99.37           Servicer's Certificate
                           99.38           Monthly Statement

Series 1994-04             99.39           Servicer's Certificate
                           99.40           Monthly Statement

Series 1994-05             99.41           Servicer's Certificate
                           99.42           Monthly Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             GE CAPITAL MORTGAGE SERVICES, INC.



                             By: /s/ Karen Pickett
                                ----------------------------------
                             Name:  Karen Pickett
                             Title: Vice President,
                                    Investor Operations


Dated as of:  November 25, 1996

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Series 1996-01 Servicer's Certificate

99.2               Series 1996-01 Monthly Statement

99.3               Series 1996-02 Servicer's Certificate

99.4               Series 1996-02 Monthly Statement

99.5               Series 1996-03 Servicer's Certificate

99.6               Series 1996-03 Monthly Statement

99.7               Series 1996-05 Servicer's Certificate

99.8               Series 1996-05 Monthly Statement

99.9               Series 1996-04 Servicer's Certificate

99.10              Series 1996-04 Monthly Statement

99.11              Series 1996-07 Servicer's Certificate

99.12              Series 1996-07 Monthly Statement

99.13              Series 1996-HE-1 Servicer's Certificate

99.14              Series 1996-HE-1 Distribution Date Statement

99.15              Series 1996-6 Servicer's Certificate

99.16              Series 1996-6 Monthly Statement

99.17              Series 1996-08 Servicer's Certificate

99.18              Series 1996-08 Monthly Statement

99.19              Series 1996-10 Servicer's Certificate

99.20              Series 1996-10 Monthly Statement

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------


99.21              Series 1996-09 Servicer's Certificate

99.22              Series 1996-09 Monthly Statement

99.23              Series 1996-HE-2 Servicer's Certificate

99.24              Series 1996-HE-2 Distribution Date Statement

99.25              Series 1996-11 Servicer's Certificate

99.26              Series 1996-11 Monthly Statement

99.27              Series 1996-12 Servicer's Certificate

99.28              Series 1996-12 Monthly Statement

99.29              Series 1996-13 Servicer's Certificate

99.30              Series 1996-13 Monthly Statement

99.31              Series 1996-14 Servicer's Certificate

99.32              Series 1996-14 Monthly Statement

99.33              Series 1996-HE-3 Servicer's Certificate

99.34              Series 1996-HE-3 Distribution Date Statement

99.35              Series 1996-15 Servicer's Certificate

99.36              Series 1996-15 Monthly Statement

99.37              Series 1993-16 Servicer's Certificate

99.38              Series 1993-16 Monthly Statement

99.39              Series 1994-04 Servicer's Certificate

99.40              Series 1994-04 Monthly Statement

99.41              Series 1994-05 Servicer's Certificate

99.42              Series 1994-05 Monthly Statement